UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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CARLISLE COMPANIES INCORPORATED
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013. Meeting Information CARLISLE COMPANIES INCORPORATED Meeting Type: Annual Meeting For holders as of: March 11, 2013 Date: May 8, 2013 Time: 1:00 p.m. ET Location: Carlisle Companies Incorporated 11605 North Community House Road Suite 600 Charlotte, North Carolina 28277 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CARLISLE COMPANIES INCORPORATED 11605 NORTH COMMUNITY HOUSE ROAD, SUITE 600 CHARLOTTE, NC 28277 ATTN: STEVEN J. FORD, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER M55077-P36051 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: Notice of 2013 Annual Meeting of Shareholders Proxy Statement 2012 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2013 to facilitate timely delivery. M55078-P36051 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the 2013 Annual Meeting in order to vote in person by visiting the Company's website at: www.carlisle.com/2013proxymaterials. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends a vote "FOR" all nominees in Proposal 1 and "FOR" Proposals 2 and 3. 1. Election of 3 Directors of the Company. Nominees: 1a. Robin J. Adams 1b. Robin S. Callahan 1c. David A. Roberts 2. Advisory vote to approve the Company's executive compensation. 3. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2013 fiscal year. M55079-P36051

M55080-P36051

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date CARLISLE COMPANIES INCORPORATED ANNUAL MEETING FOR HOLDERS AS OF 3/11/13 TO BE HELD ON 5/8/13 Your vote is important. Thank you for voting. Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date. To vote by Internet 1) Go to website www.proxyvote.com. 2) Follow the instructions provided on the website. To vote by Telephone (ONLY IF YOU AGREE WITH THE VOTING RIGHTS OF YOUR PROXY) 1) Call 1-800-454-8683. 2) Follow the instructions. To vote by Mail 1) Check the appropriate boxes on the voting instruction form below. 2) Sign and date the voting instruction form. 3) Return the voting instruction form in the envelope provided. M55092-P35781 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: The Notice of 2013 Annual Meeting of Shareholders, Proxy Statement and 2012 Annual Report ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON The Board of Directors recommends you vote FOR the following Proposals: 1. Election of 3 Directors of the Company. Nominees: For Against Abstain ! ! ! 1a. Robin J. Adams ! ! ! 1b. Robin S. Callahan ! ! ! 1c. David A. Roberts For Against Abstain ! ! ! 2. Advisory vote to approve the Company's executive compensation. ! ! ! 3. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2013 fiscal year. DESCRIPTION OF VOTING RIGHTS In accordance with the Company’s Restated Certificate of Incorporation, the number of votes each shareholder will be entitled to cast at the annual meeting will depend on when the shares were acquired and whether there has been a change in beneficial ownership since the date of acquisition. Shares acquired AFTER March 10, 2009 are entitled to one vote per share at the 2013 annual meeting. Shares are entitled to 5 votes per share at the 2013 annual meeting if they were acquired BEFORE March 11, 2009 and have been held continuously by the same beneficial owner since they were acquired. Please confirm below the number of shares beneficially owned for each category as of March 11, 2013: Number of shares acquired BEFORE March 11, 2009 and entitled to 5 votes per share. Number of shares acquired AFTER March 10, 2009 and entitled to 1 vote per share. If you do not provide confirmation, all shares will be entitled to 1 vote per share. The Board of Directors reserves the right to require evidence to support this confirmation.